Exhibit 10.2

Forms of Management Performance-Based Restricted Stock Unit Agreements

U.S. Resident Form

Name:
Number of Stock Units:
Date of Grant:

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

THIS AWARD AND ANY SECURITIES ISSUED UPON THE PAYMENT OF THIS RESTRICTED STOCK UNIT AWARD ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

This agreement (the “Agreement”) evidences Restricted Stock Units granted by SunGard Capital Corp., a Delaware corporation (the “Company”), and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Grantee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Grantee hereby acknowledges receipt.

1. Grant of Restricted Stock Units. The Company and Lowerco (as applicable) grant to the Grantee, as of the above Date of Grant, Restricted Stock Units for the number of Stock Units stated above (the “Stock Units”), on the terms provided herein and in the Plan. The Stock Units represent a conditional right to receive Units (as defined below) consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares (the “Shares”). The Stock Units evidenced by this Agreement are granted to the Grantee in an Employment capacity as an Employee.

2. Stock Unit Account. The Company shall establish and maintain a Stock Unit account (the “Account”) as a bookkeeping account on its records for the Grantee and shall record in the Account the number of Stock Units awarded to the Grantee. No Shares shall be issued to the Grantee at the time the Award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a stockholder of the Companies with respect to any Stock Units recorded in the Account or amounts credited to the Account pursuant to Section 8. The Grantee shall not have any interest in any fund or specific assets of the Companies by reason of this Award or the Account established for the Grantee.

3. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement and without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“CEO” means the Chief Executive Officer of the Company.

(c)	“Date of Termination” means the date that the termination of the Grantee’s Employment with Employer is effective on account of the Grantee’s death, the Grantee’s Disability, termination by Employer for Cause or without Cause, or by the Grantee, as the case may be;

(d)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Grantee has entered into an Employment relationship;

(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(g)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the Date of Grant, as it may be adjusted as provided herein;

(h)

“Vest on a Pro Rata Basis” means that the vesting of the Grantee’s Stock Units shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Stock Units subject to this Restricted Stock Unit Agreement that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Stock Units that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which the

Grantee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Stock Units); and

(i)	“Year of Termination” means the fiscal year for the applicable Performance Period during which the Grantee’s Date of Termination occurs.

As used herein with respect to the Stock Units, the term “vest” means that the restrictions on the right to receive payment pursuant to the Stock Units lapse in whole or in specified part.

4. Vesting of Stock Units. The Stock Units shall be subject to forfeiture until the Stock Units vest. The Stock Units shall vest, in accordance with Schedule A, based on the Grantee’s continued Employment; provided, however, that:

(a)	if the Grantee’s Employment terminates as a result of (i) termination of the Grantee by Employer without Cause, (ii) the Grantee’s retirement or (iii) the Grantee’s Disability or death, then the Stock Units shall Vest on a Pro Rata Basis;

(b)	if the Grantee’s Employment terminates as a result of resignation by the Grantee, then the Stock Units shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of the Grantee’s Employment;

(c)	if the Grantee’s Employment terminates as a result of termination by Employer for Cause, then the Stock Units will be immediately forfeited by the Grantee and terminate as of the Date of Termination; and

(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Stock Units, which shall be treated in a manner they jointly consider equitable under the circumstances.

5. Payment of Stock Units. The Grantee’s vested Stock Units shall be paid in Shares upon the first to occur of (i) a Change of Control that meets the requirements of a “change in control event” under Section 409A of the Code, (ii) the Grantee’s separation from service without Cause, or (iii) the date that is five years after the Date of Grant. If a Change of Control occurs before the Stock Units are fully vested, any Stock Units that subsequently vest shall be paid upon the first to occur of (i) the Grantee’s separation from service without Cause or (ii) the date that is five years after the Date of Grant. Notwithstanding the foregoing, a distribution of Shares under this Agreement upon separation from service shall only be made upon the Grantee’s “separation from service” within the meaning of Section 409A of the Code. When the vested Stock Units become payable, the Companies will issue to the Grantee Shares representing the Units underlying the vested Stock Units, subject to satisfaction of the Grantee’s tax withholding obligations as described below, within five business days after the payment event.

6. Certain Calls and Puts. The Stock Units granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

7. Share Restrictions, etc. Except as expressly provided herein, the Grantee’s rights hereunder and with respect to Shares received upon payment in accordance with Section 5 herein are subject to the restrictions and other provisions contained in the Stockholders Agreement.

8. Distributions, Redemptions, etc.

(a)	Upon the occurrence of an Adjustment Event, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Unit in connection with the Adjustment Event, multiplied by (ii) the number of Shares of the class of stock affected by the Adjustment Event that are included in each Unit immediately prior to the Adjustment Event, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(b)	If any other cash dividend or distribution is paid with respect to Shares underlying the Stock Units, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Units, multiplied by (ii) the number of Shares of the applicable class of stock that are included in each Unit, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(c)	The amount credited to the Account pursuant to this Section 8 with respect to vested Stock Units is referred to as the “Bonus Value.” The amount credited to the Account pursuant to this Section 8 with respect to unvested Stock Units is referred to as the “Deferred Bonus Value.”

(d)	On the fifth business day after the end of each calendar quarter, the Company shall pay to the Grantee in cash an amount equal to the Bonus Value accrued by the Grantee for such quarter, subject to applicable tax withholding. The Company shall pay to the Grantee the Deferred Bonus Value accrued in connection with any unvested Stock Units on the fifth business day after the date on which such unvested Stock Units vest, subject to applicable tax withholding.

(e)	In the case of a redemption or repurchase of Shares, the number of Shares of the class of stock redeemed or repurchased that are subject to outstanding Stock Units will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares of the affected class resulting from the redemption or repurchase. The Grantee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, as adjusted in accordance with this Section 8.

9. Forfeiture. Upon delivery of Shares pursuant to the Stock Units, the Grantee shall certify on a form acceptable to the Committee that the Grantee is in compliance with the Restrictive Covenants and all other agreements between the Grantee and the Company or any of its Affiliates. If the Company determines that the Grantee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Grantee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company or the applicable party, the Committee may cancel any unpaid Stock Units. The Company shall also have the following (and only the following) additional remedies:

(a)	During the six months after any delivery of Shares pursuant to the Stock Units, such delivery may be rescinded at the Company’s option if the Grantee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or if the Grantee breaches any duty to the Company or any of its Affiliates. The Company shall notify the Grantee in writing of any such rescission within one year after such delivery. Within ten days after receiving such a notice from the Company, the Grantee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares, (ii) any consideration received upon the exchange of any Shares (or to the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued at the time of the exchange), and (iii) the number of Shares received in connection with the rescinded delivery.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to the Grantee under or by reason of the Grantee’s holding the Stock Units, any amounts to which the Company is entitled as a result of the Grantee’s violation of the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or the Grantee’s breach of any duty to the Company or any of its Affiliates; provided, however, that no offset shall accelerate or defer the distribution date of amounts payable under this Agreement in violation of Section 409A of the Code, and any offset in violation of Section 409A shall be null and void. Accordingly, the Grantee acknowledges that (i) the Company may withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such withholding, or escrow, subject, however, to compliance with the requirements of Section 409A of the Code.

The Grantee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. The Grantee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

10. Legends, etc. Shares issued upon the lapse of any restrictions on the Stock Units shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

11. Transfer of Stock Units. The Stock Units may only be transferred by the laws of descent and distribution, or to a legal representative in the event of the Grantee’s incapacity.

12. Withholding. The payment of the Shares and other amounts in accordance with this Agreement will give rise to “wages” subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares in accordance with Section 5 herein and paid cash in accordance with Section 8 hereof, are subject to the Grantee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. The Grantee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Grantee. The Grantee may elect to satisfy any tax withholding obligation with respect to the payment of Shares by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state, and local tax liabilities.

13. Grant Subject to Plan Provisions. This Award is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The Award and payment of the Stock Units are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Administrator in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) the registration, qualification or listing of the shares issued under the Plan, (ii) changes in capitalization and (iii) other requirements of applicable law. The Administrator shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

14. Effect on Employment. Neither the grant of the Stock Units, nor the issuance of Shares or other payments in accordance with this Agreement, shall give the Grantee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her Employment at any time.

15. Delay in Payments for Specified Employees. Notwithstanding anything in this Agreement to the contrary, if the Grantee is a “specified employee” of a publicly traded corporation under Section 409A of the Code at the time of separation from service and if payment of any amount under this Agreement is required to be delayed for a period of six months after the separation from service pursuant to Section 409A of the Code, payment of such amount shall be delayed as required by Section 409A of the Code, and the accumulated postponed amount shall be paid in a lump sum payment within 10 days after the end of the six-month period. If the Grantee dies during the postponement period prior to the payment of postponed amount, the accumulated postponed amount shall be paid to the personal representative of the Grantee’s estate within 60 days after the date of the Grantee’s death.

16. Section 409A. It is intended that the Stock Units awarded hereunder shall comply with the requirements of Section 409A of the Code (and any regulations and guidelines issued thereunder), and this Agreement shall be interpreted on a basis consistent with such intent. Each payment under this Agreement is considered a separate payment for purposes of Section 409A of the Code. This Agreement may be amended without the consent of the Grantee in any respect deemed by the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

17. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of the Stock Units, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

Executed as of the Date of Grant.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Grantee

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT AND CERTAIN RELATED INFORMATION, AND THAT I HAVE READ AND UNDERSTOOD THESE DOCUMENTS. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

«Name»

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Stock Units shall vest to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, none of the Stock Units will vest at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, 1/5 of the Stock Units shall vest (rounded to the nearest .0001 of a Stock Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Stock Units that vest will be determined by interpolation at the linear rate of 1/56.25 of the Stock Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Stock Unit).

provided that, only through December 31, 2010, with respect to clauses (a), (b) and (c), any Stock Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2007 is 100% of the Base Case, then approximately 8.89% of the Stock Units vest on December 31, 2007 (1/56.25 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2007 and 2008 is 105% of the cumulative Base Case, then approximately 26.67% of the Stock Units vest on December 31, 2008 ([1/56.25 x 10 Internal EBITA percentage points x 2 years] – 8.89%). For vesting in years after 2010, cumulative vesting will not be available.

For purposes of this Vesting Schedule:

“Performance Period” means the five year period beginning on January 1, 2007.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions (made by the Company in the years 2005 through 2011) shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2007	2008	2009	2010	2011
Actual Internal EBITA (in millions)

Exhibit A

Restrictive Covenants

1. The Grantee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If the Grantee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on the Grantee’s position and responsibilities while employed by the Company, the Grantee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of the Grantee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. The Grantee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by the Grantee either during or after employment with the Company. The Grantee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. The Grantee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by the Grantee, alone or with others, at any time (during or after business hours) while the Grantee is employed by the Company or during the three months after the Grantee’s employment terminates. The Grantee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting the Stock Units the Grantee assigns and agrees to assign all the Grantee’s right, title and interest in those works and ideas to the Company. The Grantee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and the Grantee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. The Grantee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of the Grantee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of the Grantee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or the Grantee or others at the Company during the period of the Grantee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

U.K. Resident Form

Name:
Number of Stock Units:
Date of Grant:

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

THIS AWARD AND ANY SECURITIES ISSUED UPON THE PAYMENT OF THIS RESTRICTED STOCK UNIT AWARD ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

This agreement (the “Agreement”) evidences Restricted Stock Units granted by SunGard Capital Corp., a Delaware corporation (the “Company”), and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Grantee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Grantee hereby acknowledges receipt.

1. Grant of Restricted Stock Units. The Company and Lowerco (as applicable) grant to the Grantee, as of the above Date of Grant, Restricted Stock Units for the number of Stock Units stated above (the “Stock Units”), on the terms provided herein and in the Plan. The Stock Units represent a conditional right to receive Units (as defined below) consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares (the “Shares”). The Stock Units evidenced by this Agreement are granted to the Grantee in an Employment capacity as an Employee.

2. Stock Unit Account. The Company shall establish and maintain a Stock Unit account (the “Account”) as a bookkeeping account on its records for the Grantee and shall record in the Account the number of Stock Units awarded to the Grantee. No Shares shall be issued to the Grantee at the time the Award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a shareholder of the Companies with respect to any Stock Units recorded in the Account or amounts credited to the Account pursuant to Section 8. The Grantee shall not have any interest in any fund or specific assets of the Companies by reason of this Award or the Account established for the Grantee.

3. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement and without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“CEO” means the Chief Executive Officer of the Company.

(c)	“Date of Termination” means the date that the termination of the Grantee’s Employment with Employer is effective on account of the Grantee’s death, the Grantee’s Disability, termination by Employer for Cause or without Cause, or by the Grantee, as the case may be;

(d)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Grantee has entered into an Employment relationship;

(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(g)	“Tax” or “Taxes” means any income tax, social insurance, payroll tax, contributions, payment on account obligations or other payments;

(h)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the Date of Grant, as it may be adjusted as provided herein;

(i)

“Vest on a Pro Rata Basis” means that the vesting of the Grantee’s Stock Units shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Stock Units that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Stock Units subject to this Restricted Stock Unit Agreement that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which the Grantee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Stock Units); and

(j)	“Year of Termination” means the fiscal year for the applicable Performance Period during which the Grantee’s Date of Termination occurs.

As used herein with respect to the Stock Units, the term “vest” means that the restrictions on the right to receive payment pursuant to the Stock Units lapse in whole or in specified part.

4. Vesting of Stock Units. The Stock Units shall be subject to forfeiture until the Stock Units vest. The Stock Units shall vest, in accordance with Schedule A, based on the Grantee’s continued Employment; provided, however, that:

(a)	if the Grantee’s Employment terminates as a result of (i) termination of the Grantee by Employer without Cause or (ii) the Grantee’s Disability or death, then the Stock Units shall Vest on a Pro Rata Basis;

(b)	if the Grantee’s Employment terminates as a result of resignation by the Grantee, then the Stock Units shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of the Grantee’s Employment;

(c)	if the Grantee’s Employment terminates as a result of termination by Employer for Cause, then the Stock Units will be immediately forfeited by the Grantee and terminate as of the Date of Termination; and

(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Stock Units, which shall be treated in a manner they jointly consider equitable under the circumstances.

5. Payment of Stock Units. The Grantee’s vested Stock Units shall be paid in Shares upon the first to occur of (i) a Change of Control that meets the requirements of a “change in control event” under Section 409A of the Code, (ii) the Grantee’s separation from service without Cause, or (iii) the date that is five years after the Date of Grant. If a Change of Control occurs before the Stock Units are fully vested, any Stock Units that subsequently vest shall be paid upon the first to occur of (i) the Grantee’s separation from service without Cause or (ii) the date that is five years after the Date of Grant. Notwithstanding the foregoing, a distribution of Shares under this Agreement upon separation from service shall only be made upon the Grantee’s “separation from service” within the meaning of Section 409A of the Code. When the vested Stock Units become payable, the Company will issue to the Grantee Shares representing the Units underlying the vested Stock Units, subject to satisfaction of the Grantee’s Tax withholding and Employer NIC obligations as described below, within five business days after the payment event.

6. Certain Calls and Puts. The Stock Units granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement,

except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

7. Share Restrictions, etc. Except as expressly provided herein, the Grantee’s rights hereunder and with respect to Shares received upon payment in accordance with Section 5 herein are subject to the restrictions and other provisions contained in the Stockholders Agreement.

8. Distributions, Redemptions, etc.

(a)	Upon the occurrence of an Adjustment Event, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Unit in connection with the Adjustment Event, multiplied by (ii) the number of Shares of the class of stock affected by the Adjustment Event that are included in each Unit immediately prior to the Adjustment Event, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(b)	If any other cash dividend or distribution is paid with respect to Shares underlying the Stock Units, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Units, multiplied by (ii) the number of Shares of the applicable class of stock that are included in each Unit, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(c)	The amount credited to the Account pursuant to this Section 8 with respect to vested Stock Units is referred to as the “Bonus Value.” The amount credited to the Account pursuant to this Section 8 with respect to unvested Stock Units is referred to as the “Deferred Bonus Value.”

(d)	On the fifth business day after the end of each calendar quarter, the Company shall pay to the Grantee in cash an amount equal to the Bonus Value accrued by the Grantee for such quarter, subject to applicable tax withholding. The Company shall pay to the Grantee the Deferred Bonus Value accrued in connection with any unvested Stock Units on the fifth business day after the date on which such unvested Stock Units vest, subject to applicable Tax withholding.

(e)	In the case of a redemption or repurchase of Shares, the number of Shares of the class of stock redeemed or repurchased that are subject to outstanding Stock Units will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares of the affected class resulting from the redemption or repurchase. The Grantee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, as adjusted in accordance with this Section 8.

9. Forfeiture. Upon delivery of Shares pursuant to the Stock Units, the Grantee shall certify on a form acceptable to the Committee that the Grantee is in compliance with the

Restrictive Covenants and all other agreements between the Grantee and the Company or any of its Affiliates. If the Company determines that the Grantee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Grantee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company or the applicable party, the Committee may cancel any unpaid Stock Units. The Company shall also have the following (and only the following) additional remedies:

(a)	During the six months after any delivery of Shares pursuant to the Stock Units, such delivery may be rescinded at the Company’s option if the Grantee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or if the Grantee breaches any duty to the Company or any of its Affiliates. The Company shall notify the Grantee in writing of any such rescission within one year after such delivery. Within ten days after receiving such a notice from the Company, the Grantee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares, (ii) any consideration received upon the exchange of any Shares (or to the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued at the time of the exchange), and (iii) the number of Shares received in connection with the rescinded delivery.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to the Grantee under or by reason of the Grantee’s holding the Stock Units, any amounts to which the Company is entitled as a result of the Grantee’s violation of the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or the Grantee’s breach of any duty to the Company or any of its Affiliates; provided, however, that no offset shall accelerate or defer the distribution date of amounts payable under this Agreement in violation of Section 409A of the Code, and any offset in violation of Section 409A shall be null and void. Accordingly, the Grantee acknowledges that (i) the Company may withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such withholding, or escrow, subject, however, to compliance with the requirements of Section 409A of the Code.

The Grantee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. The Grantee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

10. Legends, etc. Shares issued upon the lapse of any restrictions on the Stock Units shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

11. Transfer of Stock Units. The Stock Units may only be transferred by the laws of descent and distribution, or to a legal representative in the event of the Grantee’s incapacity.

12. Withholding. The payment of the Shares and other amounts in accordance with this Agreement will give rise to compensation income which may be subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares in accordance with Section 5 herein and paid cash in accordance with Section 8 hereof, are subject to the Grantee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all Taxes required to be withheld. The Grantee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Grantee. The Grantee may elect to satisfy any tax withholding obligation with respect to the payment of Shares by having Shares withheld up to an amount that does not exceed the minimum applicable withholding Tax.

13. Employer NIC. The Grantee hereby agrees to accept all liability for and pay all secondary Class 1 National Insurance Contributions which may be payable by the Companies (or any successor or any subsidiaries employing or retaining or previously employing or retaining the Grantee) arising in connection with the Stock Units or the payment of the Shares (the “Employer NIC”). The Grantee acknowledges that the Grantee has executed (or hereby agrees to execute within the time period specified by the Company) a Form of Joint Election to effect the transfer of the Employer NIC. The Employer NIC must be paid in accordance with the Joint Election. The Grantee further acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares in accordance with Section 5 herein, are subject to the Grantee paying the Employer NIC in accordance with the Joint Election.

14. Grant Subject to Plan Provisions. This Award is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The Award and payment of the Stock Units are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Administrator in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) the registration, qualification or listing of the shares issued under the Plan, (ii) changes in capitalization and (iii) other requirements of applicable law. The Administrator shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

15. Effect on Employment. Neither the grant of the Stock Units, nor the issuance of Shares or other payments in accordance with this Agreement, shall give the Grantee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her Employment at any time, subject to applicable local law and the terms of any employment agreement.

16. Delay in Payments for Specified Employees. Notwithstanding anything in this Agreement to the contrary, if the Grantee is a “specified employee” of a publicly traded corporation under Section 409A of the Code at the time of separation from service and if payment of any amount under this Agreement is required to be delayed for a period of six months after the separation from service pursuant to Section 409A of the Code, payment of such amount shall be delayed as required by Section 409A of the Code, and the accumulated postponed amount shall be paid in a lump sum payment within 10 days after the end of the six-month period. If the Grantee dies during the postponement period prior to the payment of postponed amount, the accumulated postponed amount shall be paid to the personal representative of the Grantee’s estate within 60 days after the date of the Grantee’s death.

17. Section 409A. It is intended that the Stock Units awarded hereunder shall comply with the requirements of Section 409A of the Code (and any regulations and guidelines issued thereunder), and this Agreement shall be interpreted on a basis consistent with such intent. Each payment under this Agreement is considered a separate payment for purposes of Section 409A of the Code. This Agreement may be amended without the consent of the Grantee in any respect deemed by the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

18. Nature of Grant; No Entitlement; No Claim for Compensation. Grantee, in accepting the Stock Units, represents and acknowledges that Grantee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Grantee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Grantee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Grantee furthermore understands and acknowledges that the grant of the Stock Units is discretionary and a one-time occurrence, does not constitute any portion of Grantee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future. In consideration of the grant of the Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Units or diminution in value of the Stock Units or any of the Shares issuable under the Stock Units from termination of Grantee’s employment by the Company or his or her employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and Grantee irrevocably release his or her employer, the Company and its subsidiaries, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Grantee shall be deemed to have irrevocably waived Grantee’s entitlement to pursue such claim.

19. Personal Data. Grantee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Grantee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other personal and financial data relating to Grantee (including, without limitation, Grantee’s address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title), and information about Grantee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Grantee, in accepting the Stock Units, gives his or her explicit and voluntary consent to the Company and its subsidiaries to collect, use and process any such personal data and/or sensitive personal data (in electronic or other form). Grantee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data (in electronic or other form) outside the country in which Grantee works or is employed. The legal persons for whom Grantee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate; such recipients may be located in countries that have different data privacy laws and protections than Grantee’s country. Grantee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Grantee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

20. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of the Stock Units, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the Date of Grant.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Grantee

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT AND CERTAIN RELATED INFORMATION, AND THAT I HAVE READ AND UNDERSTOOD THESE DOCUMENTS. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

«Name»

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Stock Units shall vest to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, none of the Stock Units will vest at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, 1/5 of the Stock Units shall vest (rounded to the nearest .0001 of a Stock Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Stock Units that vest will be determined by interpolation at the linear rate of 1/56.25 of the Stock Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Stock Unit).

provided that, only through December 31, 2010, with respect to clauses (a), (b) and (c), any Stock Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2007 is 100% of the Base Case, then approximately 8.89% of the Stock Units vest on December 31, 2007 (1/56.25 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2007 and 2008 is 105% of the cumulative Base Case, then approximately 26.67% of the Stock Units vest on December 31, 2008 ([1/56.25 x 10 Internal EBITA percentage points x 2 years] – 8.89%). For vesting in years after 2010, cumulative vesting will not be available.

For purposes of this Vesting Schedule:

“Performance Period” means the five year period beginning on January 1, 2007.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions (made by the Company in the years 2005 through 2011) shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2007	2008	2009	2010	2011
Actual Internal EBITA (in millions)

Exhibit A

Restrictive Covenants

1. The Grantee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If the Grantee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on the Grantee’s position and responsibilities while employed by the Company, the Grantee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of the Grantee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. The Grantee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by the Grantee either during or after employment with the Company. The Grantee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. The Grantee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by the Grantee, alone or with others, at any time (during or after business hours) while the Grantee is employed by the Company or during the three months after the Grantee’s employment terminates. The Grantee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting the Stock Units the Grantee assigns and agrees to assign all the Grantee’s right, title and interest in those works and ideas to the Company. The Grantee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and the Grantee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. The Grantee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of the Grantee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of the Grantee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or the Grantee or others at the Company during the period of the Grantee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

Canada Resident Form

Name:
Number of Stock Units:
Date of Grant:

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

THIS AWARD AND ANY SECURITIES ISSUED UPON THE PAYMENT OF THIS RESTRICTED STOCK UNIT AWARD ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

This agreement (the “Agreement”) evidences Restricted Stock Units granted by SunGard Capital Corp., a Delaware corporation (the “Company”), and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Grantee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Grantee hereby acknowledges receipt.

1. Grant of Restricted Stock Units. The Company and Lowerco (as applicable) grant to the Grantee, as of the above Date of Grant, Restricted Stock Units for the number of Stock Units stated above (the “Stock Units”), on the terms provided herein and in the Plan. The Stock Units represent a conditional right to receive Units (as defined below) consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares (the “Shares”). The Stock Units evidenced by this Agreement are granted to the Grantee in an Employment capacity as an Employee.

2. Stock Unit Account. The Company shall establish and maintain a Stock Unit account (the “Account”) as a bookkeeping account on its records for the Grantee and shall record in the Account the number of Stock Units awarded to the Grantee. No Shares shall be issued to the Grantee at the time the Award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a shareholder of the Companies with respect to any Stock Units recorded in the Account or amounts credited to the Account pursuant to Section 8. The Grantee shall not have any interest in any fund or specific assets of the Companies by reason of this Award or the Account established for the Grantee.

3. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement and without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“CEO” means the Chief Executive Officer of the Company.

(c)	“Date of Termination” means the date that the termination of the Grantee’s Employment with Employer is effective on account of the Grantee’s death, the Grantee’s Disability, termination by Employer for Cause or without Cause, or by the Grantee, as the case may be;

(d)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Grantee has entered into an Employment relationship;

(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(g)	“Tax” or “Taxes” means any income tax, social insurance, payroll tax, contributions, payment on account obligations or other payments;

(h)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the Date of Grant, as it may be adjusted as provided herein;

(i)

“Vest on a Pro Rata Basis” means that the vesting of the Grantee’s Stock Units shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Stock Units subject to this Restricted Stock Unit Agreement that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Stock Units that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which the Grantee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Stock Units); and

(j)	“Year of Termination” means the fiscal year for the applicable Performance Period during which the Grantee’s Date of Termination occurs.

As used herein with respect to the Stock Units, the term “vest” means that the restrictions on the right to receive payment pursuant to the Stock Units lapse in whole or in specified part.

4. Vesting of Stock Units. The Stock Units shall be subject to forfeiture until the Stock Units vest. The Stock Units shall vest, in accordance with Schedule A, based on the Grantee’s continued Employment; provided, however, that:

(a)	if the Grantee’s Employment terminates as a result of (i) termination of the Grantee by Employer without Cause or (ii) the Grantee’s Disability or death, then the Stock Units shall Vest on a Pro Rata Basis;

(b)	if the Grantee’s Employment terminates as a result of resignation by the Grantee, then the Stock Units shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of the Grantee’s Employment;

(c)	if the Grantee’s Employment terminates as a result of termination by Employer for Cause, then the Stock Units will be immediately forfeited by the Grantee and terminate as of the Date of Termination; and

(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Stock Units, which shall be treated in a manner they jointly consider equitable under the circumstances.

5. Payment of Stock Units. The Grantee’s vested Stock Units shall be paid in Shares upon the first to occur of (i) a Change of Control that meets the requirements of a “change in control event” under Section 409A of the Code, (ii) the Grantee’s separation from service without Cause, or (iii) the date that is five years after the Date of Grant. If a Change of Control occurs before the Stock Units are fully vested, any Stock Units that subsequently vest shall be paid upon the first to occur of (i) the Grantee’s separation from service without Cause or (ii) the date that is five years after the Date of Grant. Notwithstanding the foregoing, a distribution of Shares under this Agreement upon separation from service shall only be made upon the Grantee’s “separation from service” within the meaning of Section 409A of the Code. When the vested Stock Units become payable, the Company will issue to the Grantee Shares representing the Units underlying the vested Stock Units, subject to satisfaction of the Grantee’s Tax withholding obligations as described below, within five business days after the payment event.

6. Certain Calls and Puts. The Stock Units granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

7. Share Restrictions, etc. Except as expressly provided herein, the Grantee’s rights hereunder and with respect to Shares received upon payment in accordance with Section 5 herein are subject to the restrictions and other provisions contained in the Stockholders Agreement.

8. Distributions, Redemptions, etc.

(a)	Upon the occurrence of an Adjustment Event, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Unit in connection with the Adjustment Event, multiplied by (ii) the number of Shares of the class of stock affected by the Adjustment Event that are included in each Unit immediately prior to the Adjustment Event, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(b)	If any other cash dividend or distribution is paid with respect to Shares underlying the Stock Units, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Units, multiplied by (ii) the number of Shares of the applicable class of stock that are included in each Unit, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(c)	The amount credited to the Account pursuant to this Section 8 with respect to vested Stock Units is referred to as the “Bonus Value.” The amount credited to the Account pursuant to this Section 8 with respect to unvested Stock Units is referred to as the “Deferred Bonus Value.”

(d)	On the fifth business day after the end of each calendar quarter, the Company shall pay to the Grantee in cash an amount equal to the Bonus Value accrued by the Grantee for such quarter, subject to applicable tax withholding. The Company shall pay to the Grantee the Deferred Bonus Value accrued in connection with any unvested Stock Units on the fifth business day after the date on which such unvested Stock Units vest, subject to applicable Tax withholding.

(e)	In the case of a redemption or repurchase of Shares, the number of Shares of the class of stock redeemed or repurchased that are subject to outstanding Stock Units will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares of the affected class resulting from the redemption or repurchase. The Grantee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, as adjusted in accordance with this Section 8.

9. Forfeiture. Upon delivery of Shares pursuant to the Stock Units, the Grantee shall certify on a form acceptable to the Committee that the Grantee is in compliance with the Restrictive Covenants and all other agreements between the Grantee and the Company or any of its Affiliates. If the Company determines that the Grantee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Grantee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company or the applicable party, the Committee may cancel any unpaid Stock Units. The Company shall also have the following (and only the following) additional remedies:

(a)	During the six months after any delivery of Shares pursuant to the Stock Units, such delivery may be rescinded at the Company’s option if the Grantee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or if the Grantee breaches any duty to the Company or any of its Affiliates. The Company shall notify the Grantee in writing of any such rescission within one year after such delivery. Within ten days after receiving such a notice from the Company, the Grantee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares, (ii) any consideration received upon the exchange of any Shares (or to the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued at the time of the exchange), and (iii) the number of Shares received in connection with the rescinded delivery.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to the Grantee under or by reason of the Grantee’s holding the Stock Units, any amounts to which the Company is entitled as a result of the Grantee’s violation of the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or the Grantee’s breach of any duty to the Company or any of its Affiliates; provided, however, that no offset shall accelerate or defer the distribution date of amounts payable under this Agreement in violation of Section 409A of the Code, and any offset in violation of Section 409A shall be null and void. Accordingly, the Grantee acknowledges that (i) the Company may withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such withholding, or escrow, subject, however, to compliance with the requirements of Section 409A of the Code.

The Grantee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. The Grantee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

10. Legends, etc. Shares issued upon the lapse of any restrictions on the Stock Units shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

11. Transfer of Stock Units. The Stock Units may only be transferred by the laws of descent and distribution, or to a legal representative in the event of the Grantee’s incapacity.

12. Withholding. The payment of the Shares and other amounts in accordance with this Agreement will give rise to compensation income which may be subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares in accordance with Section 5 herein and paid cash in accordance with Section 8 hereof, are subject to the Grantee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all Taxes required to be withheld. The Grantee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Grantee. In addition, the Companies may require the Grantee to pay any taxes or other amounts required to be paid by the Companies or any Affiliate with respect to the grant or vesting of the Stock Units or the payment of the Shares. Any such taxes or amounts must be paid at such time and in such form as determined by the Companies.

13. Grant Subject to Plan Provisions. This Award is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The Award and payment of the Stock Units are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Administrator in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) the registration, qualification or listing of the shares issued under the Plan, (ii) changes in capitalization and (iii) other requirements of applicable law. The Administrator shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

14. Effect on Employment. Neither the grant of the Stock Units, nor the issuance of Shares or other payments in accordance with this Agreement, shall give the Grantee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her Employment at any time, subject to applicable local law and the terms of any employment agreement.

15. Delay in Payments for Specified Employees. Notwithstanding anything in this Agreement to the contrary, if the Grantee is a “specified employee” of a publicly traded corporation under Section 409A of the Code at the time of separation from service and if payment of any amount under this Agreement is required to be delayed for a period of six months after the separation from service pursuant to Section 409A of the Code, payment of such amount shall be delayed as required by Section 409A of the Code, and the accumulated postponed amount shall be paid in a lump sum payment within 10 days after the end of the six-month period. If the Grantee dies during the postponement period prior to the payment of postponed amount, the accumulated postponed amount shall be paid to the personal representative of the Grantee’s estate within 60 days after the date of the Grantee’s death.

16. Section 409A. It is intended that the Stock Units awarded hereunder shall comply with the requirements of Section 409A of the Code (and any regulations and guidelines issued thereunder), and this Agreement shall be interpreted on a basis consistent with such intent. Each payment under this Agreement is considered a separate payment for purposes of Section 409A of the Code. This Agreement may be amended without the consent of the Grantee in any respect deemed by the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

17. Nature of Grant; No Entitlement; No Claim for Compensation. Grantee, in accepting the Stock Units, represents and acknowledges that Grantee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Grantee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Grantee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Grantee furthermore understands and acknowledges that the grant of the Stock Units is discretionary and a one-time occurrence, does not constitute any portion of Grantee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future. In consideration of the grant of the Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Units or diminution in value of the Stock Units or any of the Shares issuable under the Stock Units from termination of Grantee’s employment by the Company or his or her employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and Grantee irrevocably release his or her employer, the Company and its subsidiaries, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Grantee shall be deemed to have irrevocably waived Grantee’s entitlement to pursue such claim.

18. Personal Data. Grantee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Grantee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other personal and financial data relating to Grantee (including, without limitation, Grantee’s address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title), and information about Grantee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Grantee, in accepting the Stock Units, gives his or her explicit and voluntary consent to the Company and its subsidiaries to collect, use and process any such personal data and/or sensitive personal data (in electronic or other form). Grantee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data (in electronic or other form) outside the country in which Grantee works or is employed. The legal persons for whom Grantee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate; such recipients may be located in countries that have different data privacy laws and protections than Grantee’s country. Grantee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Grantee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

19. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of the Stock Units, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the Date of Grant.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Grantee

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT AND CERTAIN RELATED INFORMATION, AND THAT I HAVE READ AND UNDERSTOOD THESE DOCUMENTS. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

«Name»

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Stock Units shall vest to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, none of the Stock Units will vest at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, 1/5 of the Stock Units shall vest (rounded to the nearest .0001 of a Stock Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Stock Units that vest will be determined by interpolation at the linear rate of 1/56.25 of the Stock Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Stock Unit).

provided that, only through December 31, 2010, with respect to clauses (a), (b) and (c), any Stock Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2007 is 100% of the Base Case, then approximately 8.89% of the Stock Units vest on December 31, 2007 (1/56.25 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2007 and 2008 is 105% of the cumulative Base Case, then approximately 26.67% of the Stock Units vest on December 31, 2008 ([1/56.25 x 10 Internal EBITA percentage points x 2 years] – 8.89%). For vesting in years after 2010, cumulative vesting will not be available.

For purposes of this Vesting Schedule:

“Performance Period” means the five year period beginning on January 1, 2007.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions (made by the Company in the years 2005 through 2011) shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2007	2008	2009	2010	2011
Actual Internal EBITA (in millions)

Exhibit A

Restrictive Covenants

1. The Grantee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If the Grantee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on the Grantee’s position and responsibilities while employed by the Company, the Grantee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of the Grantee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. The Grantee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by the Grantee either during or after employment with the Company. The Grantee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. The Grantee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by the Grantee, alone or with others, at any time (during or after business hours) while the Grantee is employed by the Company or during the three months after the Grantee’s employment terminates. The Grantee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting the Stock Units the Grantee assigns and agrees to assign all the Grantee’s right, title and interest in those works and ideas to the Company. The Grantee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and the Grantee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. The Grantee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of the Grantee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of the Grantee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or the Grantee or others at the Company during the period of the Grantee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.

Other Jurisdictions Form

Name:
Number of Stock Units:
Date of Grant:

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II

MANAGEMENT PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT

THIS AWARD AND ANY SECURITIES ISSUED UPON THE PAYMENT OF THIS RESTRICTED STOCK UNIT AWARD ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT AMONG SUNGARD CAPITAL CORP., SUNGARD CAPITAL CORP. II, SUNGARD HOLDING CORP., SOLAR CAPITAL CORP. AND CERTAIN STOCKHOLDERS OF SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II, DATED AS OF AUGUST 10, 2005 (AS IN EFFECT FROM TIME TO TIME, THE “STOCKHOLDERS AGREEMENT”)

SUNGARD CAPITAL CORP. AND SUNGARD CAPITAL CORP. II STRONGLY ENCOURAGE YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

This agreement (the “Agreement”) evidences Restricted Stock Units granted by SunGard Capital Corp., a Delaware corporation (the “Company”), and SunGard Capital Corp. II, a Delaware corporation (“Lowerco” and together with the Company, the “Companies”), to the undersigned (the “Grantee”), pursuant to, and subject to the terms of, the SunGard 2005 Management Incentive Plan (as amended from time to time, the “Plan”) which is incorporated herein by reference and of which the Grantee hereby acknowledges receipt.

1. Grant of Restricted Stock Units. The Company and Lowerco (as applicable) grant to the Grantee, as of the above Date of Grant, Restricted Stock Units for the number of Stock Units stated above (the “Stock Units”), on the terms provided herein and in the Plan. The Stock Units represent a conditional right to receive Units (as defined below) consisting of Class A Common shares, Class L Common shares and Lowerco Preferred shares (the “Shares”). The Stock Units evidenced by this Agreement are granted to the Grantee in an Employment capacity as an Employee.

2. Stock Unit Account. The Company shall establish and maintain a Stock Unit account (the “Account”) as a bookkeeping account on its records for the Grantee and shall record in the Account the number of Stock Units awarded to the Grantee. No Shares shall be issued to the Grantee at the time the Award is made, and the Grantee shall not be, nor have any of the rights or privileges of, a shareholder of the Companies with respect to any Stock Units recorded in the Account or amounts credited to the Account pursuant to Section 8. The Grantee shall not have any interest in any fund or specific assets of the Companies by reason of this Award or the Account established for the Grantee.

3. Meaning of Certain Terms. Except as otherwise defined herein, all capitalized terms used in this Agreement shall have the same meaning as in the Plan. The terms “Change of Control,” “Disability” and “Fair Market Value” shall have the same meaning as set forth in the Stockholders Agreement and without regard to any subsequent amendment thereof. The term “Performance Period” is defined in Schedule A. The following terms shall have the following meanings:

(a)	“Adjustment Event” means (i) a cash distribution with respect to Shares paid to all or substantially all holders of Shares, other than cash dividends in respect of Shares declared by the Board as part of a regular dividend payment practice or stated cash dividend policy of the Company following an IPO, or (ii) a substantially pro rata redemption or substantially pro rata repurchase (in each case, as applicable, by the Company, Lowerco or any of their subsidiaries) of all or part of any class of Shares;

(b)	“CEO” means the Chief Executive Officer of the Company.

(c)	“Date of Termination” means the date that the termination of the Grantee’s Employment with Employer is effective on account of the Grantee’s death, the Grantee’s Disability, termination by Employer for Cause or without Cause, or by the Grantee, as the case may be;

(d)	“Employer” means the Company or, as the case may be, its Affiliate with whom the Grantee has entered into an Employment relationship;

(e)	“Investors” means investment funds advised by Silver Lake Partners, Bain Capital, The Blackstone Group, Goldman, Sachs & Co., Kohlberg Kravis Roberts, Providence Equity Partners and Texas Pacific Group that own capital stock of the Company;

(f)	“Restrictive Covenant” means any of the restrictive covenants set forth in Exhibit A, which is incorporated herein by reference;

(g)	“Tax” or “Taxes” means any income tax, social insurance, payroll tax, contributions, payment on account obligations or other payments;

(h)	“Unit” means an undivided interest in 1.3 Class A shares, 0.1444 Class L shares and 0.05 Lowerco Preferred shares, determined at the Date of Grant, as it may be adjusted as provided herein;

(i)

“Vest on a Pro Rata Basis” means that the vesting of the Grantee’s Stock Units shall continue through the end of the Year of Termination (but not thereafter), provided that only a portion of the Stock Units that otherwise would have vested at the end of such year shall vest, such portion being determined by multiplying (i) the number of Stock Units subject to this Restricted Stock Unit Agreement that otherwise would have vested at the end of such year based upon attainment of pre-determined performance goals, by (ii) (A) the number of days in which the

Grantee was employed by Employer during the Year of Termination divided by (B) 365 (rounded to the nearest whole number of Stock Units); and

(j)	“Year of Termination” means the fiscal year for the applicable Performance Period during which the Grantee’s Date of Termination occurs.

As used herein with respect to the Stock Units, the term “vest” means that the restrictions on the right to receive payment pursuant to the Stock Units lapse in whole or in specified part.

4. Vesting of Stock Units. The Stock Units shall be subject to forfeiture until the Stock Units vest. The Stock Units shall vest, in accordance with Schedule A, based on the Grantee’s continued Employment; provided, however, that:

(a)	if the Grantee’s Employment terminates as a result of (i) termination of the Grantee by Employer without Cause or (ii) the Grantee’s Disability or death, then the Stock Units shall Vest on a Pro Rata Basis;

(b)	if the Grantee’s Employment terminates as a result of resignation by the Grantee, then the Stock Units shall be deemed to have stopped vesting as of the beginning of the year containing the Date of Termination of the Grantee’s Employment;

(c)	if the Grantee’s Employment terminates as a result of termination by Employer for Cause, then the Stock Units will be immediately forfeited by the Grantee and terminate as of the Date of Termination; and

(d)	upon a Change of Control during the Performance Period, the Compensation Committee of the Board and the CEO will determine in mutual consultation the effect of such Change of Control on the Stock Units, which shall be treated in a manner they jointly consider equitable under the circumstances.

5. Payment of Stock Units. The Grantee’s vested Stock Units shall be paid in Shares upon the first to occur of (i) a Change of Control that meets the requirements of a “change in control event” under Section 409A of the Code, (ii) the Grantee’s separation from service without Cause, or (iii) the date that is five years after the Date of Grant. If a Change of Control occurs before the Stock Units are fully vested, any Stock Units that subsequently vest shall be paid upon the first to occur of (i) the Grantee’s separation from service without Cause or (ii) the date that is five years after the Date of Grant. Notwithstanding the foregoing, a distribution of Shares under this Agreement upon separation from service shall only be made upon the Grantee’s “separation from service” within the meaning of Section 409A of the Code. When the vested Stock Units become payable, the Company will issue to the Grantee Shares representing the Units underlying the vested Stock Units, subject to satisfaction of the Grantee’s Tax withholding obligations as described below, within five business days after the payment event.

6. Certain Calls and Puts. The Stock Units granted hereunder and the related Shares are subject to the call and put rights contained in Section 6 of the Stockholders Agreement, except that such put rights shall be granted only if and to the extent permitted by the Code (including Section 409A thereof); provided, however, that the call rights contained in Section 6 of the Stockholders Agreement shall not apply in the event of a termination resulting from Disability or death.

7. Share Restrictions, etc. Except as expressly provided herein, the Grantee’s rights hereunder and with respect to Shares received upon payment in accordance with Section 5 herein are subject to the restrictions and other provisions contained in the Stockholders Agreement.

8. Distributions, Redemptions, etc.

(a)	Upon the occurrence of an Adjustment Event, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Unit in connection with the Adjustment Event, multiplied by (ii) the number of Shares of the class of stock affected by the Adjustment Event that are included in each Unit immediately prior to the Adjustment Event, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(b)	If any other cash dividend or distribution is paid with respect to Shares underlying the Stock Units, there shall be credited to the Account an amount equal to the product of (i) the per-Share amount paid with respect to Shares underlying the Stock Units, multiplied by (ii) the number of Shares of the applicable class of stock that are included in each Unit, multiplied by (iii) the number of Units underlying the Grantee’s Stock Units pursuant to this Award.

(c)	The amount credited to the Account pursuant to this Section 8 with respect to vested Stock Units is referred to as the “Bonus Value.” The amount credited to the Account pursuant to this Section 8 with respect to unvested Stock Units is referred to as the “Deferred Bonus Value.”

(d)	On the fifth business day after the end of each calendar quarter, the Company shall pay to the Grantee in cash an amount equal to the Bonus Value accrued by the Grantee for such quarter, subject to applicable tax withholding. The Company shall pay to the Grantee the Deferred Bonus Value accrued in connection with any unvested Stock Units on the fifth business day after the date on which such unvested Stock Units vest, subject to applicable Tax withholding.

(e)	In the case of a redemption or repurchase of Shares, the number of Shares of the class of stock redeemed or repurchased that are subject to outstanding Stock Units will be automatically reduced by an amount proportionate to the percentage reduction in outstanding Shares of the affected class resulting from the redemption or repurchase. The Grantee shall be entitled to receive any information reasonably requested regarding the composition of a Unit, as adjusted in accordance with this Section 8.

9. Forfeiture. Upon delivery of Shares pursuant to the Stock Units, the Grantee shall certify on a form acceptable to the Committee that the Grantee is in compliance with the Restrictive Covenants and all other agreements between the Grantee and the Company or any of its Affiliates. If the Company determines that the Grantee is not in compliance with one or more of the Restrictive Covenants or with the provisions of any agreement between Grantee and the Company or any of its Affiliates, and such non-compliance has not been authorized in advance in a specific written waiver from the Company or the applicable party, the Committee may cancel any unpaid Stock Units. The Company shall also have the following (and only the following) additional remedies:

(a)	During the six months after any delivery of Shares pursuant to the Stock Units, such delivery may be rescinded at the Company’s option if the Grantee fails to comply in any material respect with the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or if the Grantee breaches any duty to the Company or any of its Affiliates. The Company shall notify the Grantee in writing of any such rescission within one year after such delivery. Within ten days after receiving such a notice from the Company, the Grantee shall remit or deliver to the Company (i) the amount of any gain realized upon the sale of any Shares, (ii) any consideration received upon the exchange of any Shares (or to the extent that such consideration was not received in the form of cash, the cash equivalent thereof valued at the time of the exchange), and (iii) the number of Shares received in connection with the rescinded delivery.

(b)	The Company shall have the right to offset, against any Shares and any cash amounts due to the Grantee under or by reason of the Grantee’s holding the Stock Units, any amounts to which the Company is entitled as a result of the Grantee’s violation of the terms of the Restrictive Covenants or of any other agreement with the Company or any of its affiliates or the Grantee’s breach of any duty to the Company or any of its Affiliates; provided, however, that no offset shall accelerate or defer the distribution date of amounts payable under this Agreement in violation of Section 409A of the Code, and any offset in violation of Section 409A shall be null and void. Accordingly, the Grantee acknowledges that (i) the Company may withhold delivery of Shares, (ii) the Company may place the proceeds of any sale or other disposition of Shares in an escrow account of the Company’s choosing pending resolution of any dispute with the Company, and (iii) the Company has no liability for any attendant market risk caused by any such withholding, or escrow, subject, however, to compliance with the requirements of Section 409A of the Code.

The Grantee acknowledges and agrees that the calculation of damages from a breach of any of the Restrictive Covenants or of any other agreement with the Company or any of its Affiliates or of any duty to the Company or any of its Affiliates would be difficult to calculate accurately and that the right to offset or other remedy provided for herein is reasonable and not a penalty. The Grantee further agrees not to challenge the reasonableness of such provisions even where the Company rescinds, delays, withholds or escrows Shares or proceeds or uses those Shares or proceeds as a setoff.

10. Legends, etc. Shares issued upon the lapse of any restrictions on the Stock Units shall bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

11. Transfer of Stock Units. The Stock Units may only be transferred by the laws of descent and distribution, or to a legal representative in the event of the Grantee’s incapacity.

12. Withholding. The payment of the Shares and other amounts in accordance with this Agreement will give rise to compensation income which may be subject to withholding. The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares in accordance with Section 5 herein and paid cash in accordance with Section 8 hereof, are subject to the Grantee promptly paying to the Companies in cash (or by such other means as may be acceptable to the Administrator in its discretion) all Taxes required to be withheld. The Grantee also authorizes the Companies and their subsidiaries to withhold such amount from any amounts otherwise owed to the Grantee. The Grantee may elect to satisfy any tax withholding obligation with respect to the payment of Shares by having Shares withheld up to an amount that does not exceed the minimum applicable withholding Tax. In addition, the Companies may require the Grantee to pay any taxes or other amounts required to be paid by the Companies or any Affiliate with respect to the grant or vesting of the Stock Units or the payment of the Shares. Any such taxes or amounts must be paid at such time and in such form as determined by the Companies.

13. Grant Subject to Plan Provisions. This Award is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The Award and payment of the Stock Units are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Administrator in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) the registration, qualification or listing of the shares issued under the Plan, (ii) changes in capitalization and (iii) other requirements of applicable law. The Administrator shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

14. Effect on Employment. Neither the grant of the Stock Units, nor the issuance of Shares or other payments in accordance with this Agreement, shall give the Grantee any right to be retained in the employ of the Company, Lowerco or any of their Affiliates, affect the right of the Company, Lowerco or any of their Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her Employment at any time, subject to applicable local law and the terms of any employment agreement.

15. Delay in Payments for Specified Employees. Notwithstanding anything in this Agreement to the contrary, if the Grantee is a “specified employee” of a publicly traded corporation under Section 409A of the Code at the time of separation from service and if payment of any amount under this Agreement is required to be delayed for a period of six months after the separation from service pursuant to Section 409A of the Code, payment of such amount shall be delayed as required by Section 409A of the Code, and the accumulated postponed amount shall be paid in a lump sum payment within 10 days after the end of the six-month period. If the Grantee dies during the postponement period prior to the payment of postponed amount, the accumulated postponed amount shall be paid to the personal representative of the Grantee’s estate within 60 days after the date of the Grantee’s death.

16. Section 409A. It is intended that the Stock Units awarded hereunder shall comply with the requirements of Section 409A of the Code (and any regulations and guidelines issued thereunder), and this Agreement shall be interpreted on a basis consistent with such intent. Each payment under this Agreement is considered a separate payment for purposes of Section 409A of the Code. This Agreement may be amended without the consent of the Grantee in any respect deemed by the Committee to be necessary in order to preserve compliance with Section 409A of the Code.

17. Nature of Grant; No Entitlement; No Claim for Compensation. Grantee, in accepting the Stock Units, represents and acknowledges that Grantee’s participation in the Plan is voluntary; that participation in the Plan is discretionary and does not form any part of Grantee’s contract of employment, if any, with the Company or any of its subsidiaries; and that Grantee has not been induced to participate in the Plan by any expectation of employment or continued employment with the Company or any of its subsidiaries. Grantee furthermore understands and acknowledges that the grant of the Stock Units is discretionary and a one-time occurrence, does not constitute any portion of Grantee’s regular remuneration and is not intended to be taken into account in calculating service-related benefits, and bears no guarantee or implication that any additional grant will be made in the future. In consideration of the grant of the Stock Units, no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Units or diminution in value of the Stock Units or any of the Shares issuable under the Stock Units from termination of Grantee’s employment by the Company or his or her employer, as applicable (and for any reason whatsoever and whether or not in breach of contract or local labor laws), and Grantee irrevocably release his or her employer, the Company and its subsidiaries, as applicable, from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Grantee shall be deemed to have irrevocably waived Grantee’s entitlement to pursue such claim.

18. Personal Data. Grantee understands and acknowledges that in order to perform its obligations under the Plan, the Company and its subsidiaries may process personal data and/or sensitive personal data relating to Grantee. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other personal and financial data relating to Grantee (including, without limitation, Grantee’s address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title), and information about Grantee’s participation in the Plan and the Shares acquired from time to time pursuant to the Plan. Grantee, in accepting the Stock Units, gives his or her explicit and voluntary consent to the Company and its subsidiaries to collect, use and process any such personal data and/or sensitive personal data (in electronic or other form). Grantee also hereby gives his or her explicit and voluntary consent to the Company and its subsidiaries to transfer any such personal data and/or sensitive personal data (in electronic or other form) outside the country in which Grantee works or is employed. The legal persons for whom Grantee’s personal data are intended include the Company and any of its subsidiaries, any outside plan administrator or service provider selected by the Company or any of its subsidiaries from time to time, and any other person that the Administrator may find in its administration of the Plan to be appropriate; such recipients may be located in countries that have different data privacy laws and protections than Grantee’s country. Grantee hereby acknowledges that he or she has been informed of his or her right of access and correction to his or her personal data by contacting his or her local human resources representative. Grantee understands that the transfer of the information described herein is important to the administration of the Plan and that failure to consent to the transmission of such information may limit or prohibit his or her participation in the Plan.

19. Governing Law. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of the Stock Units, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement as a “Manager” as defined therein.

[SIGNATURE PAGE FOLLOWS]

Executed as of the Date of Grant.

SunGard Capital Corp. and SunGard Capital Corp. II	SUNGARD CAPITAL CORP. SUNGARD CAPITAL CORP. II

By:

Grantee

I ACKNOWLEDGE THAT I HAVE RECEIVED A COPY OF THIS AGREEMENT AND CERTAIN RELATED INFORMATION, AND THAT I HAVE READ AND UNDERSTOOD THESE DOCUMENTS. I ACCEPT AND AGREE TO ALL OF THE PROVISIONS OF THIS AGREEMENT.

«Name»

Schedule A

Vesting Schedule

With respect to each calendar year within the Performance Period, the Stock Units shall vest to the extent that the Base Case is achieved during such period as follows:

(a) if Actual Internal EBITA for such calendar year is less than or equal to 95% of the Base Case for that year, none of the Stock Units will vest at the end of that year;

(b) if Actual Internal EBITA for such calendar year is equal to or greater than 106.25% of the Base Case for that year, 1/5 of the Stock Units shall vest (rounded to the nearest .0001 of a Stock Unit) at the end of that year; and

(c) if Actual Internal EBITA for such calendar year is between 95% and 106.25% of the Base Case for that year, the number of Stock Units that vest will be determined by interpolation at the linear rate of 1/56.25 of the Stock Units per one percentage point of Actual Internal EBITA (rounded to the nearest .0001 of a Stock Unit).

provided that, only through December 31, 2010, with respect to clauses (a), (b) and (c), any Stock Units that do not vest at the end of a particular calendar year may vest at the end of a subsequent calendar year based on the cumulative Actual Internal EBITA as a percent of the cumulative Base Case. For example, if Actual Internal EBITA in 2007 is 100% of the Base Case, then approximately 8.89% of the Stock Units vest on December 31, 2007 (1/56.25 x 5 Actual Internal EBITA percentage points), and if cumulative Actual Internal EBITA for 2007 and 2008 is 105% of the cumulative Base Case, then approximately 26.67% of the Stock Units vest on December 31, 2008 ([1/56.25 x 10 Internal EBITA percentage points x 2 years] – 8.89%). For vesting in years after 2010, cumulative vesting will not be available.

For purposes of this Vesting Schedule:

“Performance Period” means the five year period beginning on January 1, 2007.

“Actual Internal EBITA” means the Company’s actual earnings before interest, taxes and amortization for a year, determined based on the Company’s audited financials. Actual Internal EBITA shall not be reduced by costs of the acquisition of the Company by the Investors or the Company’s proposed spin-off of its availability services business or related items, management and transaction fees payable to the Investors or their affiliates, extraordinary items (as determined by the Compensation Committee in consultation with the CEO) or non-cash equity incentive expenses. Actual Internal EBITA shall be calculated without giving effect to purchase accounting and shall be adjusted in good faith by the Compensation Committee in consultation with the CEO to reflect the consequences of acquisitions and dispositions. Unless otherwise determined by the Board or Compensation Committee and agreed to by the CEO, the adjustment for acquisitions and dispositions (made by the Company in the years 2005 through 2011) shall be based on a cost of funds used for acquisitions and released by dispositions at a rate of 11%, compounded at the rate of 7.5% per annum, provided that transactions with a purchase price in excess of $50 million may merit an alternative adjustment, in which case the rate will be as mutually agreed by the CEO and the Board or Compensation Committee. Actual Internal EBITA targets shall be appropriately adjusted by the Compensation Committee in consultation with the CEO in case of changes in GAAP promulgated by FASB or the SEC or changes in depreciation methodology.

“Base Case” means the Actual Internal EBITA targets for the Company during each calendar year in the Performance Period, as set forth below:

Base Case	2007	2008	2009	2010	2011
Actual Internal EBITA (in millions)

Exhibit A

Restrictive Covenants

1. The Grantee will not render services for any organization or engage directly or indirectly in any business which, in the judgment and sole determination of the Chief Executive Officer of the Company or another senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. If the Grantee’s employment or other service with the Company has terminated, the judgment of the Chief Executive Officer or other designated officer will be based on the Grantee’s position and responsibilities while employed by the Company, the Grantee’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers, employees and competitors of the Grantee’s assuming the post-employment position and such other considerations as are deemed relevant given the applicable facts and circumstances.

2. The Grantee will not disclose to anyone outside the Company, or use other than in the Company’s business, any confidential or proprietary information or material relating to the business of the Company, acquired by the Grantee either during or after employment with the Company. The Grantee understands that the Company’s proprietary and confidential information includes, by way of example: (a) the identity of customers and prospects, their specific requirements, and the names, addresses and telephone numbers of individual contacts; (b) prices, renewal dates and other detailed terms of customer and supplier contracts and proposals; (c) pricing policies, information about costs, profits and sales, methods of delivering software and services, marketing and sales strategies, and software and service development strategies; (d) source code, object code, specifications, user manuals, technical manuals and other documentation for software products; (e) screen designs, report designs and other designs, concepts and visual expressions for software products; (f) employment and payroll records; (g) forecasts, budgets, acquisition models and other non-public financial information; and (h) expansion plans, business or development plans, management policies, information about possible acquisitions or divestitures, potential new products, markets or market extensions, and other business and acquisition strategies and policies.

3. The Grantee will promptly communicate to the Company, in writing, all marketing strategies, product ideas, software designs and concepts, software enhancement and improvement ideas, and other ideas and inventions (collectively, “works and ideas”) pertaining to the Company’s business, whether or not patentable or copyrightable, that are made, written, developed, or conceived by the Grantee, alone or with others, at any time (during or after business hours) while the Grantee is employed by the Company or during the three months after the Grantee’s employment terminates. The Grantee understands that all of those works and ideas will be the Company’s exclusive property, and by accepting the Stock Units the Grantee assigns and agrees to assign all the Grantee’s right, title and interest in those works and ideas to the Company. The Grantee will sign all documents which the Company deems necessary to confirm its ownership of those works and ideas, and the Grantee will cooperate fully with the Company to allow the Company to take full advantage of those works and ideas, including the securing of patent and/or copyright protection and/or other similar rights in the United States and in foreign countries.

4. The Grantee will not solicit or contact at any time, directly or through others, for the purpose or with the effect of competing or interfering with or harming any part of the Company’s business: (a) any customer or acquisition target under contract with the Company at any time during the last two years of the Grantee’s employment with the Company; (b) any prospective customer or acquisition target that received or requested a proposal, offer or letter of intent from the Company at any time during the last two years of the Grantee’s employment with the Company; (c) any affiliate of any such customer or prospect; (d) any of the individual contacts established by the Company or the Grantee or others at the Company during the period of the Grantee’s employment with the Company; or (e) any individual who is an employee or independent contractor of the Company at the time of the solicitation or contact or who has been an employee or independent contractor within three months before such solicitation or contact.